UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2017

Global Power Equipment Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	73-1541378
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 E. Las Colinas Boulevard, Suite 400

Irving, Texas 75039

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 214-574-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On September 12, 2017, Global Power Equipment Group Inc. (the “Company”) issued a press release (the “press release”) reporting its financial results for 2016 and preliminary 2017 financial result estimates. As noted in the press release, management will host a conference call on September 13, 2017, at 10:00 a.m. E.T. (9:00 a.m. C.T.) to discuss such financial results, as well as recent corporate developments and strategic initiatives. Instructions on how to participate in the conference call are contained in the press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The press release contains a discussion of Adjusted EBITDA (earnings before interest expense, net, income tax (benefit) expense, depreciation and amortization, and unusual gains or charges), a non-GAAP financial measure within the meaning of Regulation G promulgated under the rules and regulations of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company believes that providing non-GAAP information, such as Adjusted EBITDA, is important as such information is used as analytical indicators by the Company’s management to better understand operating performance. The press release contains reconciliations of comparable GAAP to non-GAAP measures.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the press release set forth under the headings entitled “Forward-looking Statements”  is incorporated by reference into this Item 2.02.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by the Company in Current Reports on Form 8-K, Craig E. Holmes and Tracy D. Pagliara were appointed as Co-Presidents and Co-Chief Executive Officers (“Co-CEOs”) of the Company on July 26, 2017, and Erin Gonzalez was appointed as the Company’s Chief Financial Officer (“CFO”) on August 2, 2017.

On September 11, 2017, in connection with such appointments,  the Company entered into employment agreements with each of Mr. Holmes, Mr. Pagliara, and Ms. Gonzalez. The employment agreements entered into with Messrs. Pagliara and Holmes (the “Co-CEO Agreements”) contain identical terms. The Co-CEO Agreements provide for an annual base salary for each Co-CEO of $450,000, effective retroactively to July 26, 2017, and a short-term incentive (“STI”) bonus opportunity with a target of 75% of annual base salary. The employment agreement entered into with Ms. Gonzalez (the “CFO Agreement” and, together with the Co-CEO Agreements, the “Agreements”) provides for an annual base salary of $275,000, effective retroactively to August 2, 2017, a STI bonus opportunity with a target of 50% of annual base salary, and a Project Bonus of $40,000 in the event the Company makes certain filings with the Securities and Exchange Commission (the “SEC”) by predetermined dates.  The Agreements also provide that if the executive remains continuously employed by the Company through April 15, 2018, the amount of his or her annual incentive bonus for the 2017 fiscal year shall be not less than the target STI for that fiscal year.

Each of the Agreements entitles the applicable executive to certain severance benefits if the Company terminates the executive’s employment other than for Disability or Cause, or if the executive terminates his or her employment for Good Reason  (a  “Qualified Termination”). In such event, subject to the executive signing and not revoking a release of claims in favor of the Company, the Company would pay the executive, among other things, continued annual base salary for the 18-month period, in the case of Messrs. Pagliara and Holmes, or 12-month period, in the case of Ms. Gonzalez, following the date of termination, subsidized health insurance premiums for 12 months, and, if the Qualified Termination occurred prior to April 15, 2018, the target STI for the 2017 fiscal year. If the Qualified Termination occurred not more than 90 days before or two years after a Change in Control of the Company, then the Company would pay or cause to be paid to the executive the following additional benefits: (i) if the Qualified Termination occurred during 2018, the target STI for the 2018 fiscal year, and (ii) the terminated executive’s then-outstanding equity incentive awards would become vested in full (without pro-ration), with any specified performance objectives deemed to be satisfied at the “target” level. The Company would pay lower amounts of severance benefits if the executive’s employment is terminated due to death or Disability.

The Agreements contain standard ownership of works, confidentiality, non-compete, non-solicitation, and non-disparagement covenants.

Except as otherwise expressly provided in the applicable Agreement,  such Agreement supersedes all prior agreements, Company policies, or arrangements with respect to the subject matter contained in the applicable Agreement.

Mr. Holmes and Ms. Gonzalez each ceased to participate in the Company’s Executive Severance Plan upon entering into their respective employment agreements.

The foregoing description does not constitute a complete summary of the terms of the Agreements and is qualified in its entirety by reference to the full text of the Agreements,  which are filed as Exhibits 10.55, 10.56, and 10.57, respectively, to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC on September 12, 2017, and incorporated by reference herein. All capitalized terms used but not defined herein have the meanings set forth in the applicable Agreement.

Item 7.01 Regulation FD Disclosure.

In connection with the conference call announced in the press release, the Company made available the Company Information Presentation beginning on September 12, 2017, relating to its financial results for 2016 and preliminary 2017 financial result estimates. The Company Information Presentation may be accessed within the investor relations section of Global Power’s website, http://www.globalpower.com. A copy of the Company Information Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, regardless of the general incorporation language contained in such filing. Without limiting the generality of the foregoing, the text of the slide in the Company Information Presentation entitled “Cautionary Notes” is incorporated by reference into this Item 7.01.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated September 12, 2017.

99.2	Company Information Presentation.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 12, 2017 of Global Power Equipment Group Inc.

99.2	Company Information Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13,  2017

Global Power Equipment Group Inc.

By:	/s/ Charles E. Wheelock
Charles E. Wheelock
Vice President, Administration, General Counsel, and Secretary